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                                                             Exhibit (10) (xiii)

                                PROMISSORY NOTE

U.S. $120,000                                                 September 30, 1994


FOR VALUE RECEIVED, receipt and sufficiency of which are hereby acknowledged, the undersigned hereby promise to pay to the order of FEDDERS CORPORATION, or its designee, (the "Payee") the sum of ONE HUNDRED TWENTY THOUSAND DOLLARS ($120,000) in such coin of the United States of America as shall be legal tender for the payment of public and private debts, at the offices of FEDDERS CORPORATION in the State of New Jersey, payable in yearly installments, without interest, as follows:

                             Schedule of Payments
                             --------------------

                     $30,000 on or before August 30, 1995
                     $30,000 on or before August 30, 1996
                     $30,000 on or before August 30, 1997
                     $30,000 on or before August 30, 1998


Loan payments will be forgiven at the rate indicated on each anniversary date provided the undersigned, Norman W. Swartz, is employed by the Payee or any of its subsidiaries on each such date. If Mr. Swartz voluntarily terminates his employment with the Payee or any of its subsidiaries, the undersigned will be obligated to pay the full balance of this Note within thirty (30) days of such termination.

In the event Mr. Swartz's employment is involuntarily terminated, for any reason other than cause, the balance of this Note will be due and payable in full three
(3) years from the date of such termination or upon the sale of the undersigned's home at 74 Alder Lane, Bernards Township, New Jersey 07921, whichever occurs first.

The makers, endorsers and all guarantors of this Note severely waive demand, protest, and presentation of payment and notice of non-payment and protest, and also waive any and all defenses on the ground of any extensions or partial payments which may be granted or accepted by the holder before or after the maturity of this Note or any part thereof.


/s/ Robert N. Edwards                                      /s/ Norman W. Swartz
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Witness                                                    Norman W. Swartz



/s/ Robert N. Edwards                                       /s/ Linda P. Swartz
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Witness                                                     Linda P. Swartz